Exhibit 32.1
------------

                      CERTIFICATION PURSUANT TO 18 U.S.C.
                SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Quintek Technologies, Inc. on Form 10-KSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Robert Steele, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 12, 2005

/S/ ROBERT STEELE
----------------------------
Robert Steele,
Chief Executive Officer